Volatility Shares Trust N-1A/A

Exhibit 99(q)

Volatility Shares Trust

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints Justin Young (with full power to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 6 day of October, 2022.

/s/ Anthony Homsey
Anthony Homsey

State of Connecticut	)
	)	SS Norwich
County of New London	)

On this 6 day of October, 2022, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Mandy-Lyn Crispim	/s/ Mandy-Lyn Crispim
Notary Public, State of Connecticut	Notary Public

My Commission Expires: 6/30/2027

Volatility Shares Trust

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints Justin Young (with full power to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 5th day of October, 2022.

/s/ Stephen Yu
Stephen Yu

State of Illinois	)
	)	SS
County of Lake	)

On this 5th day of October, 2022, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Gregory Cigich	/s/ Gregory Cigich
Notary Public, State of Illinois	Notary Public

My Commission Expires: 10/15/22

Volatility Shares Trust

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints Justin Young (with full power to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 6 day of October, 2022.

/s/ Anthony Ward
Anthony Ward

State of Connecticut	)
	)	SS Norwalk
County of Fairfield	)

On this 6 day of October, 2022, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Shakil Saiyed	/s/ Shakil Saiyed
Notary Public, State of Connecticut	Notary Public

My Commission Expires: 06/30/2027